UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                October 22, 2007



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       001-31299               65-0865171
       ----------------           ------------------------      --------------
(State or other jurisdiction of   Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

         On October 22, 2007, Medical Staffing Network Holdings, Inc. announced that it will issue its results of operations for the three and nine months ended September 30, 2007, after the market closes on November 6, 2007, and hold a conference call to discuss the results of operations on November 7, 2007. A copy of the press release announcing this acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

               (d)  Exhibits:

                    99.1 Press Release of Medical Staffing Network Holdings, Inc., dated October 22, 2007.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 22, 2007             MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                    By: /s/ Kevin S. Little
                                       --------------------------------
                                        Kevin S. Little
                                        President and Chief Financial Officer

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

                                  EXHIBIT INDEX



Exhibit No.         Description

99.1 Press Release of Medical Staffing Network Holdings, Inc., dated October 22, 2007.

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